SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported)
                                 May 15, 2002


                   CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
 ----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-32645               36-4459170
         ---------------          -----------------         ---------------
 (State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)              File Number)         Identification No.)



30 South Wacker Drive, Chicago, Illinois                        60606
---------------------------------------------------            --------
(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000

                                      N/A
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





ITEM 5.  Other Events.

         At the annual meeting of shareholders of Chicago Mercantile Exchange Holdings Inc. (the "Company"), held on April 17, 2002, the shareholders of the Company voted to adopt an amendment to the Company's certificate of incorporation (the "Amendment"). The Amendment authorized an increase in the size of the Board of Directors from 19 to 20 members. The Amendment, as filed with the Secretary of State of the State of Delaware, is filed as Exhibit 3.2 hereto.

         In addition, in connection with the adoption of the Amendment, the Board of Directors of the Company adopted an amendment to the Company's Bylaws. The Amended and Restated Bylaws of the Company are filed as Exhibit
3.3 hereto.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


Exhibit
Number            Description
-----------       --------------

3.1 Amended and Restated Certificate of Incorporation of Chicago Mercantile Exchange Holdings Inc. (incorporated by reference to Exhibit 3.1 to Chicago Mercantile Exchange Holdings Inc.'s Current Report on Form 8-K, filed with the SEC on December 4, 2001, File No. 0-32645).

3.2 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Chicago Mercantile Exchange Holdings Inc.

3.3               Amended and Restated Bylaws of Chicago Mercantile Exchange
                  Holdings Inc.





                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                   CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
                                            Registrant



Date: May 15, 2002                          By:  /s/ C.S. Donohue
                                               --------------------------------
                                                  Craig S. Donohue
                                                  Managing Director and
                                                  Chief Administrative Officer